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                                                                   Exhibit 10.17

                           WARRANT PURCHASE AGREEMENT

         THIS WARRANT PURCHASE AGREEMENT (this "Agreement") is made and entered into as of JUNE 30, 1997, by and between THE EDISON PROJECT, INC., a Delaware corporation with its principal place of business at 521 FIFTH AVENUE, 16TH FLOOR, NEW YORK, NY 10175 (the "Company"), and LINC Capital Management, a division of LINC Capital, Inc., a Delaware corporation (the "Purchaser").

         The Company desires to sell, and the Purchaser desires to purchase, a warrant to purchase 45,000 shares of the Company's Series A Common Stock, par value $0.01 per share (the "Company Stock"), at a price per share of $2.00 in the form attached hereto as Exhibit A and on the terms and conditions set forth herein (the "Warrant").

         NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties hereto agree as follows:

A.       PURCHASE TERMS

         1. Purchase of the Warrant.

                  (a) Subject to the terms and conditions of this Agreement, the Purchaser agrees to purchase the Warrant from the Company and the Company agrees to sell and issue the Warrant to the Purchaser for an aggregate purchase price of $100.00 (the"Purchase Price").

                  (b) The purchase and sale of the Warrant shall take place at the offices of the Purchaser, at 303 E. Wacker Drive, Suite 1000, Chicago, Illinois 60601, or at such other place as the Company and the Purchaser shall agree, on JUNE 30, 1997 (the "Closing") pursuant to the EQUIPMENT NOTE LOAN AND SECURITY AGREEMENT, (the "Financing"). At the Closing, the Company shall deliver the Warrant to the Purchaser, against delivery to the Company of a check in the amount of the Purchase Price.

         2. Access To Information. The Purchaser acknowledges that it has had access to all material information concerning the Company which it has requested. The Purchaser also acknowledges that it has had the opportunity to, and has to its satisfaction, questioned the officers of the Company with respect to its investment hereunder.

         3. Representations of the Purchaser.

                  (a) The Purchaser represents that it understands that the Warrant and the shares of Common Stock issuable upon exercise thereof (the "Warrant Shares"), are speculative investments, that it is aware of the Company's business affairs and financial condition and that it has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the



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Warrant. The Purchaser is purchasing the Warrant and any Warrant Shares issued upon exercise thereof for investment for its own account only and not with a view to, or for resale in connection with, any "distribution" thereof in violation of the Securities Act of 1933, as amended (the "Securities Act"), or applicable state securities laws . The Purchaser further represents that it understands that the Warrant and Warrant Shares have not been registered under the Securities Act or applicable state securities laws by reason of specific exemptions therefrom, which exemptions depend upon, among other things, the bona fide nature of the Purchaser's investment intent as expressed herein. The Purchaser understands that the Warrant and any Warrant Shares purchased upon exercise thereof must be held indefinitely unless such securities are subsequently registered under the Securities Act and all applicable state securities laws and regulations or an exemption from such registration or qualification is available, and that the Company is under no obligation to register or qualify such securities except as expressly set forth herein. The Purchaser is an "accredited investor" as defined in Regulation D promulgated under the Securities Act. The Purchaser's corporate headquarters and principal place of business is located in the State of Illinois.

                  (b) Disposition of the Warrantholder's Rights. In no event will the Warrantholder make a disposition of any of its rights to acquire the Warrant Shares unless and until the Warrantholder shall have provided the Company with (i) written notice of the proposed disposition, and (ii) if requested by the Company, an opinion of counsel (which counsel may be inside counsel to the Warrantholder) satisfactory to the Company and the Company's counsel to the effect that (A) appropriate action necessary for compliance with the Securities Act has been taken or (B) an exemption from the registration requirements of the Securities Act and any state law is available. Notwithstanding the foregoing, the restrictions imposed upon the transferability of any of its rights hereunder on the exercise of such rights do not apply to transfers from the beneficial owner of any of the aforementioned securities to its nominee or from such nominee to its beneficial owner, and shall terminate as to any securities when (1) such security shall have been effectively registered under the Securities Act and sold by the holder thereof in accordance with such registration, (2) such security shall have been sold without registration in compliance with Rule 144 under the Securities Act, or (3) a letter shall have been issued to the Warrantholder at the request of the Warrantholder by the staff of the SEC or a ruling shall have been issued to the Warrantholder at its request by the SEC stating that no action shall be recommended by such staff or taken by the SEC, as the case may be, if such security is transferred without registration under the Securities Act in accordance with the conditions set forth in such letter or ruling and such letter or ruling specifies that no subsequent restrictions on transfer are required. Whenever the restrictions imposed hereunder shall terminate, as hereinabove provided, the Warrantholder or holder of any securities issuable hereunder then outstanding as to which such restrictions have terminated shall be entitled to receive from the Company, without expense to such holder, one or more new Warrant Agreements.

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            (c) Financial Risk. The Warrantholder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment, and has the ability to bear the economic risks of its investment.

            (d) Risk of No Registration. The Warrantholder understands that the Company Shares have not been reviewed or approved by the SEC or any similar body not registered under the Securities Exchange Act of 1934, as amended (the "1934 Act") and, as of the date of execution of this Warrant, the Company has no obligation to so register the Company Shares, and if the Company does not register with the SEC pursuant to Section 12 or Section 15(d) of the 1934 Act, or file reports pursuant to Section 13 of the 1934 Act, or if a registration statement covering the securities under the Securities Act is not in effect when it desires to sell (i) the rights to purchase the Company Shares (or other securities) pursuant to this Warrant Agreement, or (ii) the Company Shares (or other securities into which the Warrant Shares are convertible) issuable upon exercise of the right to purchase, it may be required to hold such securities for an indefinite period.

         4. Confidential Information. The Warrantholder will not use or divulge any nonpublic information provided by or developed for the Warrantholder in connection with this Agreement ("Company Proprietary Information") whether or not this Agreement remains in effect, except as may be required by law.

         5. Legends. The Purchaser acknowledges and understands that the instrument evidencing the Warrant and any Company Stock issuable pursuant thereto shall bear the legends as specified in the Warrant (and any other legends required under state or federal securities laws in the opinion of legal counsel for the Company).

         6. Conditions of the Purchaser's Obligation at the Closing. The obligation of the Purchaser to purchase and pay for the Warrant at the Closing is subject to the satisfaction as of the Closing of the following conditions:

            (a) Financing. The Financing shall have been consummated on terms and conditions satisfactory to the Purchaser.

            (b) Representations and Warranties; Covenants. The representations and warranties contained herein shall be true and correct in all respects at and as of the Closing as though then made, except to the extent of changes caused by the transactions expressly contemplated herein, and except to the extent such representations and warranties relate to an earlier date, in which event such representations and warranties were true and correct as of such earlier date and the

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Company shall have performed in all material respects all of the covenants required to be performed by it hereunder prior to the Closing.

            (c) Securities Law Compliance. The Company shall have made all filings under all filings under all applicable federal and state securities laws necessary to consummate the issuance of the Warrant pursuant to this Agreement in compliance with such laws.

            (d) Opinion of the Company's Counsel. The Purchaser shall have received from legal counsel for the Company, an opinion in connection with the issuance of the Warrant and the consummation of the transactions contemplated thereby, which shall be addressed to the Purchaser, dated the date of the Closing and in form and substance reasonably satisfactory to the Purchaser.

            (e) Closing Documents. The Company shall have delivered to the Purchaser all of the following documents:

                  (i) an Officer's Certificate, dated the date of the Closing, stating that the conditions specified in this Section have been fully satisfied;

                  (ii) certified copies of the resolutions duly adopted by the Company's board of directors authorizing the execution, delivery and performance of this Agreement and each of the other agreements contemplated hereby, the issuance and sale of the Warrant, the reservation of the Warrant Shares for issuance upon exercise of the Warrant, and the consummation of all other transactions contemplated by this Agreement;

                  (iii) photocopies of certified copies of the Company's Certificate of Incorporation and bylaws;

                  (iv) copies of all third party and governmental consents, approvals and filings required in connection with the consummation of the transactions hereunder (including, without limitation, all blue sky law filings and waivers of all preemptive rights and rights of first refusal); and

                  (v) such other documents relating to the transactions contemplated by this Agreement as the Purchaser or its special counsel may reasonably request.

            (f) Proceedings. All corporate and other proceedings taken or required to be taken by the Company in connection with the transactions contemplated hereby to be consummated at or prior to the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the Purchaser and its special counsel.

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B.       REGISTRATION AGREEMENT

      1. Registrations. Upon exercise of the Warrant, the Purchaser shall be entitled to "piggy-back" registration rights granted to other holders of Company Stock, as set forth in the terms and provisions of Annex I hereto, provided, that in the event that the number of shares to be included in a Registration Statement (as defined in Annex I) filed for an underwritten public offering is limited by the lead managing underwriter, Warrant Shares may not be included in such offering unless all Shares (as defined in Annex I) desired by Shareholders (as defined in Annex I) to be included therein have been so included, and in the event the Warrant Shares are to be included, they shall be included on a pro rata basis based on the number of shares the holders of which are similarly situated (including, without limitation, warrantholders which lease computer equipment to the Company or extend loans to the Company secured by computer equipment.)

C.       GENERAL PROVISIONS

      1. Representations and Warranties of the Company. As a material inducement to the Purchaser to enter into this Agreement and purchase the Warrants hereunder, the Company hereby represents and warrants that:

         (a) Organization, Corporate Power and Licenses. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of its incorporation described above and is qualified to do business in every jurisdiction in which the failure to so qualify has had or would reasonably be expected to have a material adverse effect on the financial condition, operating results, assets, operations or business prospects of the Company and its subsidiaries taken as a whole. The Company possesses all requisite corporate power and authority and all material licenses, permits and authorizations necessary to own and operate its properties, to carry on its businesses as now conducted and presently proposed to be conducted and to carry out the transactions contemplated by this Agreement. The copies of any existing Stock Purchase Agreements and the Stockholders Agreements and the Company's charter documents and bylaws which have been furnished to Purchaser or the Purchaser's special counsel reflect all amendments made thereto at any time prior to the date of this Agreement and are correct and complete.

         (b) Capital Stock and Related Matters.

             (i) As of the Closing and immediately thereafter, the authorized capital stock of the Company shall be as stated on the attached "Capitalization Schedule". As of the Closing, the Company shall not have outstanding any stock or securities convertible or exchangeable for any shares of its

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capital stock or containing any profit participation features, nor shall it have outstanding any rights, warrants or options to subscribe for or to purchase its capital stock or any stock or securities convertible into or exchangeable for its capital stock or any stock appreciation rights or phantom stock plans, except for the Warrant, and except as set forth on the attached Capitalization Schedule." The Capitalization Schedule accurately sets forth the following information with respect to all outstanding options and rights to acquire the Company's capital stock: the holder, the number of shares covered, the exercise price and the expiration date. As of the Closing, the Company shall not be subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital stock or any warrants, options or other rights to acquire its capital stock, except as set forth on the Capitalization Schedule. As of the Closing, all of the outstanding shares of the Company's capital stock shall be validly issued, fully paid and nonassessable.

             (ii) Except for those rights contained in any Stock Purchase Agreements, the Company's Amended and Restated Articles of Incorporation, and those contained in any Stockholders Agreements (which rights have been waived), there are no statutory or, to the best of the Company's knowledge, contractual stockholders preemptive rights or rights of refusal with respect to the issuance of the Warrant hereunder of the issuance of the Warrant Shares upon exercise of the Warrant. The Company has not violated any applicable federal or state securities laws in connection with the offer, sale or issuance of any of its capital stock, and the offer, sale and issuance of the Warrant hereunder does not require registration under the Securities Act or any applicable state securities laws. To the best of the Company's knowledge, there are no agreements between the Company and its stockholders with respect to the voting or transfer of the Company's capital stock or with respect to any other aspect of the Company's affairs, except for any Stock Purchase Agreements and any Stockholders Agreement identified on the attached "Capitalization Schedule."

         (c) Authorization; No Breach. The execution, delivery and performance of this Agreement, the Warrant and all other agreements contemplated hereby to which the Company is a party have been duly authorized by the Company. This Agreement, the Warrant and all other agreements contemplated hereby to which the Company is a party each constitutes a valid and binding obligation of the Company, enforceable in accordance with their respective terms. The execution and delivery by the Company of this Agreement, the Warrant and all other agreements contemplated hereby to which the Company is a party, the offering, sale and issuance of the Warrant hereunder, the issuance of the Warrant Shares upon exercise of the Warrant, and the fulfillment of and compliance with the respective terms hereof and thereof by the Company, do not and shall not (i) conflict with or result in a breach of the terms, conditions or provisions of,
(ii) constitute a default under, (iii) result in the creation of any lien, security interest, charge or encumbrance upon the Company's capital stock or assets pursuant to, (iv) give any third party the right to modify,

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terminate or accelerate any obligation under, (v) result in a violation of, or
(vi) require any authorization, consent, approval, exemption or other action by or notice or declaration to, or filing with, any court or administrative or governmental body or agency pursuant to, the charter or bylaws of the Company or any subsidiary, or any law, statute, rule or regulation to which the Company or any subsidiary is subject, or any agreement, instrument, order, judgment or decree to which the Company or any subsidiary is subject, except for any such filings required under applicable "blue sky" or state securities laws or required under Regulation D promulgated under the Securities Act.

         2.       Covenants.

                  (a) Until such time as the Purchaser shall have exercised the Warrant for all of the Company Stock issuable thereunder, the Company shall deliver to the Purchaser (so long as the Purchaser holds all or any portion of the Warrant or any Warrant Shares and each other holder of all or any portion of the Warrant or any Warrant Shares all of the financial and other information required to be delivered to LINC Capital, Inc. ("LINC") pursuant to the Equipment Note Loan and Security Agreement, dated as of June 30, 1997, between LINC and The Edison Project L.P. and, if applicable, SEC, together with any other information or data generally provided by the Company to its stockholders. All such financial and other information shall be delivered pursuant to this
Section 2(a) on a timely basis.

                  (b) The Company shall use the proceeds from the Financing and from the issuance and sale of the Warrant hereunder (collectively, the "Proceeds") to finance business expansion, to make capital purchases and for the working capital purposes of the Company.

         3.       Miscellaneous.

                  (a) No Inconsistent Agreements. The Company shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

                  (b) Remedies. Any Person having rights under any provisions of this Agreement shall be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

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                  (c) Amendments and Waivers. Except as otherwise provided
herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and the Purchaser.

                  (d) Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities.

                  (e) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

                  (f) Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, by all such counter parts taken together shall constitute on and the same Agreement.

                  (g) Descriptive Headings The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

                  (h) Governing Law. The corporation laws of the State of the Company's incorporation identified above shall govern all issues concerning the relative rights of the company and its stockholders. All other issues and questions concerning the construction, validity, interpretation and enforcement of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of Illinois, without giving effect to any choice of law of conflict of law rules or provisions (whether of the State of Illinois or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the state of Illinois.

                  (i) Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable overnight courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid, or by confirmed facsimile. Such notices, demands

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



and other communications shall be sent to the Purchaser and to the Company at the respective addresses indicated below:

                           THE EDISON PROJECT, INC.
                           521 FIFTH AVENUE, 16TH FLOOR
                           NEW YORK, NY 10175
                           ATTENTION:  CHIEF FINANCIAL OFFICER
                           TELEPHONE: (212) 309-1600
                           FACSIMILE: (212) 309-1604

         with a courtesy copy to:

                           THE EDISON PROJECT
                           C/O WSI INC.
                           366 NATIONSBANK CENTER
                           550 MAIN STREET
                           KNOXVILLE, TENNESSEE 37902
                           TELEPHONE: (423)546-0999
                           FACSIMILE: (423)546-1090
                           ATTENTION: LAURA ESHBAUGH

         and to:

                           CADWALADER, WICKERSHAM & TAFT
                           100 MAIDEN LANE
                           NEW YORK, NEW YORK 10038
                           TELEPHONE : (212) 504-6000
                           FACSIMILE: (212)504-6666
                           ATTENTION: JOHN F. FRITTS

                           LINC CAPITAL MANAGEMENT,
                           A DIVISION OF LINC CAPITAL, INC.
                           303 EAST WACKER DRIVE, SUITE 1000
                           CHICAGO, IL 60601
                           TELEPHONE : (312) 946-1000
                           FACSIMILE: (312) 938-4290
                           ATTENTION: TREASURER

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

                  (j) Attorneys' Fees. In the event of an action, suit or proceeding brought under or in connection with this agreement, the prevailing party therein shall be entitled to recover from, and the other party hereto agrees to pay, the prevailing

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party's costs and expenses in connection therewith, including reasonably attorneys' fees.

                  (k) Disputes arising under or in any respect in connection with this Agreement including in respect of the execution, delivery or performance hereof (but excluding disputes as to the compliance by the arbitrators under the provisions of this paragraph applicable to them), shall be arbitrated in Chicago in accordance with the Commercial Arbitration Rules of the American Arbitration Association by three arbitrators knowledgeable on securities issues, one selected by each party hereto and the third selected by the two so selected (or, in the absence of agreement, the third arbitrator shall be selected by the President of the Chicago Bar Association at the time sitting), and with all decisions of the arbitrators requiring the affirmative vote of at least two of the arbitrators. Any judgment on any award rendered by the arbitrators in accordance with such rules may be entered in any court of competent jurisdiction. The parties intend to confer on the arbitrators the authority to resolve disputes between the parties in respect of this Agreement and agree that no decision by the arbitrators shall have the effect of amending this Agreement in any respect. The costs of any such arbitration, including expenses (and legal fees) of the other party thereto, shall be borne by the party which is the losing party in the arbitration or, if the arbitrators' decision is unclear in that regard, as the arbitrators shall determine in accordance with the purpose of this provision to achieve the result that arbitrations be commenced hereunder in circumstances of actual disputes and not frivolously or for harassment purposes. The parties hereto agree that any proceedings pursuant to this Paragraph shall be kept strictly confidential and shall not be disclosed to any third party except pursuant to court order.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first set forth above.

                                         The Edison Project Inc.
                                         ____________ A Delaware corporation

Attest: /s/ Laura Eshbaugh

Secretary                                Name: /s/ Laura Eshbaugh
                                               -----------------------------
                                         Title: President

(Corporate Seal)

                                         LINC CAPITAL MANAGEMENT,
                                         a division of LINC CAPITAL, INC.,
                                         a Delaware corporation

                                         By: /s/ Steven E. Byrnes
                                             -------------------------------
                                         Its: Vice President




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



                             THE EDISON PROJECT INC.
                             -----------------------

                       Certificate of Assistant Secretary

         I, the undersigned Assistant Secretary of The Edison Project Inc., a Delaware corporation (the "CORPORATION"), Do Hereby Certify That:

                  1. The following person is a duly authorized officer of the Corporation; the person named as an officer holds on the date hereof the offices set forth opposite her name; and the signature set forth below is the true signature of such person. Such officer is duly authorized to execute and deliver to LINC CAPITAL MANAGEMENT, a division of LINC CAPITAL, INC. ("LINC") in the name of the Corporation in its own capacity and as General Partner of The Edison Project L.P. ("EDISON L.P."), the Equipment Note Loan and Security Agreement, dated as of June 30, 1997, between LINC and Edison L.P., the related Equipment Notes issued thereunder, the Warrant Purchase Agreement, dated as of June 30, 1997, between the Corporation and LINC, the Warrant To Purchase Shares of Common Stock, dated June 30, 1997, made by the Corporation to LINC, and any ancillary documents delivered by the Corporation or Edison L.P. to LINC relating to any of the foregoing.

Name                   Office                         Signature

                                                      /s/ Laura Eshbaugh
                                                      ------------------------
Laura Eshbaugh        President and Secretary

         IN WITNESS WHEREOF, the undersigned has signed this Certificate as of this 30th day of June, 1997.

                                                 /s/ Vicki Mayfield
                                                 ----------------------------
                                      Name:      Vicki Mayfield
                                      Title:     Assistant Secretary

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
NEITHER THIS WARRANT NOR THE SHARES OF STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). NO SALE. TRANSFER OR OTHER DISPOSITION OF THIS WARRANT OR SAID SHARES MAY BE EFFECTED WITHOUT (i) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR (ii) AN OPINION OF COUNSEL FOR THE HOLDER, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED, EXCEPT THAT NO SUCH OPINION SHALL BE REQUIRED IF SUCH SALE IS PURSUANT TO RULE 144 PROMULGATED UNDER THE ACT.

                               WARRANT TO PURCHASE
                             SHARES OF COMMON STOCK

         THIS CERTIFIES THAT, for value received LINC CAPITAL MANAGEMENT, a division of LINC CAPITAL, INC., ("Warrantholder") is entitled to subscribe for and purchase 45,000 shares (as adjusted pursuant to provisions hereof, the "Shares") of the fully paid and nonassessable Series A Common Stock (the "Common Stock") of THE EDISON PROJECT, INC., a Delaware corporation with its principal place of business at 521 FIFTH AVENUE, 16TH FLOOR, NEW YORK, NY 10175 (the "Company"), at a price per share of $2.00 (such price and such other price as shall result, from time to time, from adjustments specified herein is herein referred to as the "Warrant Price") subject to the provisions and upon the terms and conditions hereinafter set forth. As used herein, the term "Grant Date" shall mean JUNE 30, 1997.

         1. Term. The purchase rights represented by this Warrant are exercisable, in whole or in part, at any time and from time to time from and after the Grant Date and on or prior to the earlier of (i) not less than five
(5) years nor more than seven (7) years after the Borrower's initial public offering or (ii) ten (10) years from the date of the final loan made to the Company by Warrantholder under the Equipment Note Loan and Security Agreement, dated as of the date hereof, between Warrantholder and The Edison Project L.P. (the "Loan Agreement").

         2. Method of Exercise; Net Issue Exercise.

                  2.1 Method of Exercise; Payment; Issuance of New Warrant. The purchase rights represented by this Warrant may be exercised by the holder of this Warrant, in whole or in part and from time to time, by the surrender of this Warrant (with the notice of exercise form attached hereto as Annex A duly executed) at the principal office of the Company and by the payment to the Company, by wire transfer or cashier's check, of an amount equal to the then applicable Warrant Price per share multiplied by the number of Shares then being purchased. The holder of this Warrant may make any exercise of this Warrant contingent upon the consummation of a public offering of the Company's Common Stock under the Securities Act of 1933, as amended (the "Act"). The Warrantholder shall be deemed



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
to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the Shares represented thereby (and such Shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised. In the event of any exercise of the rights represented by this Warrant, certificates for the Shares so purchased shall be delivered to the holder hereof as soon as possible (and in any event within five business days of receipt of such notice) and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the holder hereof as soon as possible (and in any event within such five business day period).

                  2.2 Non-Cash Exercise.

         Until the Company has registered the Shares issuable upon exercise of this Warrant under the Act:

                  (a) In lieu of payment in cash, the rights represented by this Warrant may also be exercised by a written notice of exercise in the form of Annex A attached hereto specifying that the holder of this Warrant wishes to convert all or any portion of this Warrant (the "Conversion Right") into a number of Shares equal to the quotient obtained by dividing (x) the value of the Shares subject to the portion of this Warrant being exercised (determined by subtracting the aggregate Warrant Price for such Shares in effect immediately prior to the exercise of the Conversion Right from the aggregate Fair Market Value of the Shares issuable upon exercise of such portion of this Warrant immediately prior to the exercise of the Conversion Right) by (y) the Fair Market Value of one share of Common Stock immediately prior to the exercise of the Conversion Right.

                  (b) For purposes of this Section 2.2, the "Fair Market Value" of the Company's Common Stock shall be equal to the number of shares of Common Stock multiplied by (i) if the exercise of this Warrant occurs in connection with an initial public offering if the Company, the "initial price to public" specified in the final prospectus with respect to the Initial Public Offering or
(ii) if the exercise of this warrant occurs after or not in connection with an initial public offering of the Company, the average of the closing bid and asked prices of the Company's Common Stock quoted in the Over-The-Counter Market Summary on the Nasdaq National Market or the closing price quoted on any exchange on which the Common Stock is listed, whichever if applicable, as published in The Wall Street Journal for the fifteen trading days prior to the date of determination of Fair Market Value. Notwithstanding the foregoing sentence, if the Company is party to a merger or sale of all or substantially all of the Company's assets, "Fair Market Value" shall mean the value that would have been received in respect of a Warrant Share had the Warrant been exercised prior to such merger or sale. If the Common Stock is not traded

Over-The-Counter or on an exchange, or the Company is not a party to a merger or sale of all or substantially all of its assets, the Fair Market Value shall be determined in good faith by the Company's board of directors upon a review of all factors relevant to the value of the Company as a going concern without applying any minority or illiquidity discounts. If the holder hereof does not believe the determination of Fair Market Value has been determined by the Company's board of directors in a manner consistent with the criteria as provided above the holder hereof shall request the Company to re-determine Fair Market Value or request that the Fair Market Value shall be determined based on the factors described above by an investment banker of national reputation selected by the Company and reasonably acceptable to the holder of this Warrant. The fees and expenses of such investment banker shall be shared equally between the Company and the holder hereof.

         3. Stock Fully Paid; Reservation of Shares. All Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and non-assessable, issued in compliance with all applicable federal and state securities laws, and free from all taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved for the purpose of issuance upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

         4. Adjustment of Warrant Price and Number of Shares. The number of Shares purchasable upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

                  (a) Reclassification or Merger, etc.. In case of any reclassification, change or conversion of securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation or entity (other than a merger with another corporation or entity in which the Company is the surviving corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), or in case of any sale of all or substantially all of the assets of the Company, the Company, or such successor or purchasing corporation, as the case may be, shall execute a new Warrant (in form and substance satisfactory to the holder of this Warrant) providing that the holder of this Warrant shall have the right to exercise such new Warrant and upon such exercise to receive, in lieu of each share of Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change, consolidation, sale of all or substantially all of the Company's assets or merger by a holder of one share of Common Stock. Such new Warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 4. The provisions of this section (a) shall similarly apply to successive reclassifications, changes, consolidations, mergers, sales of assets and transfers.

                  (b) Subdivisions or Combination of Shares, Stock Dividends. In the event that the Company shall at any time subdivide the outstanding shares of Common Stock, or shall issue a stock dividend on its outstanding shares of Common Stock, the number of Shares issuable upon exercise of this Warrant immediately prior to such subdivision or immediately prior to the issuance of such stock dividend shall be proportionately increased, and the Warrant Price shall be proportionately decreased, and in the event that the Company shall at any time combine the outstanding shares of Common Stock, the number of Shares issuable upon exercise of this Warrant immediately prior to such combination shall be proportionately decreased, and the Warrant Price shall be proportionately increased, effective at the close of business on the date of such subdivision, stock dividend or combination, as the case may be.

                  (c) No Impairment. The Company will not, by amendment of its Amended and Restates Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as may be reasonably requested by the Warrantholder in order to protect the rights of the holder of this Warrant against impairment.

                  (d) Notices of Record Date. In case at any time: (i) the Company shall declare any dividend upon its Common Stock payable in cash or stock or make any other distribution to the holders of its Common Stock; (ii) the Company shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class, or other rights; (iii) there shall be any capital reorganization or reclassification of the capital stock of the Company, or a consolidation or merger of the Company with or into, or a sale of all or substantially all its assets to another entity or entities; or (iv) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company; then, in any one or more of said cases, the Company shall give, by first class mail, postage prepaid, or by telex or telecopier, addressed to the holder of this Warrant at the address of such holder as shown on the books of the Corporation, (A) at least 10 business days' prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, and (B) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least 10 business days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (A) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto, and such notice in accordance with the foregoing clause (B) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be.

         5. Notice of Adjustments. Whenever the Warrant Price shall be adjusted pursuant to the provisions hereof, the Company shall within ten (10) business days of such adjustment deliver a certificate signed by its chief financial officer to the holder of this Warrant setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Warrant Price after giving effect to such adjustment.

         6. Fractional Shares. No fractional shares of Common Stock will be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor upon the basis of the Warrant Price then in effect.

         7. Compliance with Securities Act; Disposition of Warrant or Shares of Common Stock.

                  (a) Compliance with Securities Act. The holder of this Warrant, by acceptance hereof, agrees that this Warrant, and the Common Stock to be issued upon exercise hereof are being acquired for investment purposes only and that such holder will not offer, sell or otherwise dispose of this Warrant or any shares of Common Stock to be issued upon exercise hereof except under circumstances which will not result in a violation of the Act and as permitted by Section 7(b) below. This Warrant and all shares of Common Stock issued upon exercise of this Warrant (unless registered under the Act) shall be stamped or imprinted with a legend in substantially the following form:

         THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES
         ACT OF 1933, AS AMENDED (THE "ACT").  NO SALE OR DISPOSITION MAY
         BE EFFECTED WITH OUT (i) AN EFFECTIVE REGISTRATION STATEMENT
         RELATED THERETO OR (ii) AN OPINION OF COUNSEL FOR THE HOLDER, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED, EXCEPT THAT NO SUCH OPINION SHALL BE REQUIRED IF SUCH SALE IS PURSUANT TO RULE

         144 PROMULGATED UNDER THE ACT, AND THE TRANSFER OF THIS SECURITY IS SUBJECT TO THE CONDITIONS SPECIFIED IN THE WARRANT TO PURCHASE SHARES OF COMMON STOCK, DATED AS OF JUNE 30, 1997, BETWEEN LINC CAPITAL MANAGEMENT AND THE EDISON PROJECT INC.

                  (b) Disposition of Warrant and Shares. With respect to any offer, sale or other disposition of this warrant or any shares of Common Stock acquired pursuant to the exercise of this Warrant prior to registration of such shares, the holder hereof and each subsequent holder of this Warrant agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of such holder's counsel, if reasonably requested by the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Act as then in effect) of this Warrant or such shares of Common Stock and indicating whether or not under the Act certificates for this Warrant or such shares of Common Stock to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to insure compliance with the Act. Each certificate representing this Warrant or the shares of Common Stock thus transferred (except a transfer pursuant to Rule 144) shall bear a legend as to the applicable restrictions on transferability in order to insure compliance with the Act, unless in the aforesaid opinion of counsel for the holder, such legend is not required in order to insure compliance with the Act. Nothing herein shall restrict the transfer of this Warrant or any portion hereof by the initial holder hereof or any successor holder to any affiliate of such holder, to any partnership affiliated with such holder, or to any partner of any such partnership, provided such transfer may be made in compliance with applicable federal and state securities laws provided, further, that any such transferee shall be a financial institution. The Company may issue stop transfer instructions to its transfer agent in connection with the foregoing restrictions.

         8. Rights as Shareholders. No holder of this Warrant. as such, shall be entitled to vote or receive dividends or be deemed the holder of Common Stock hereof or otherwise be entitled to any voting or other rights as a shareholder of the Company, until this Warrant shall have been exercised and the Shares purchasable upon the exercise shall have become deliverable, as provided herein.

         9. Issuance Tax. The issuance of certificates for shares of Common Stock upon exercise of this Warrant shall be made without charge to the holder hereof for any issuance tax in respect hereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of this Warrant.

         10. Modification and Waiver. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the Company and the holder of this Warrant.

         11. Notices. Any notice, request or other document required or permitted to be given or delivered to the holder hereof or the Company shall be delivered, or shall be sent by certified or registered mail, postage prepaid, to such holder at its address as shown on the books of the Company or to the Company at the address indicated therefore on the signature page of this Warrant.

         12. Binding Effect on Successors. This Warrant shall be binding upon any corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets, and all of the obligations of the Company relating to the Common Stock issuable upon the exercise of this Warrant shall survive the exercise and termination of this Warrant and all of the covenants and agreements of the Company shall inure to the benefit of the successors and assigns of the holder hereof. The Company will, at the time of the exercise of this Warrant, in whole or in part, upon request of the holder hereof but at the Company's expense, acknowledge in writing its continuing obligation to the holder hereof in respect of any rights (including, without limitation, any right to registration of the shares of Registrable Shares) to which the holder hereof shall continue to be entitled after such exercise in accordance with this Warrant; provided that the failure of the holder hereof to make any such request shall not affect the continuing obligation of the Company to the holder hereof in respect of such rights.

         13. Lost Warrants or Stock Certificates. The Company covenants to the holder hereof that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant or any stock certificate and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant or stock certificate, the Company will make and deliver a new Warrant or stock certificate, or like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

         14. Descriptive Headings. The descriptive headings of the several paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.

         15. Governing Law. THIS WARRANT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

                                        The Edison Project, Inc.

                                        By: /s/ Laura Eshbaugh
                                           -----------------------
                                        Name: Laura Eshbaugh
                                        Its:  President

                                        Date:  JUNE 30, 1997

                                        Accepted and Agreed:


                                        LINC Capital, Inc.



                                        By: /s/ Steven E. Byrnes
                                           -----------------------
                                        Name: Steven E. Byrnes
                                        Its:  Vice President

                                     ANNEX A

                               Notice of Exercise

To:
         THE EDISON PROJECT INC.
         521 FIFTH AVENUE, 16th FLOOR
         NEW YORK, NY 10175

Attention: Chief Financial Officer

         [1. The undersigned hereby elects to purchase       shares of Common
Stock of THE EDISON PROJECT INC. pursuant to the terms of the attached Warrants, and tenders herewith payment of the purchase price of such shares in full.]

         [1. The undersigned hereby elects to purchase       shares of Common
Stock of THE EDISON PROJECT INC. pursuant to an non-cash conversion of the Warrant as provided in Section 2.2 of the Warrant.*]

         2. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name or names as are specified below:

                          LINC CAPITAL MANAGEMENT,
                          a division of LINC CAPITAL, INC.
                          303 EAST WACKER DRIVE, SUITE 1000
                          CHICAGO, ILLINOIS 60601-5212

         3. The undersigned represents that the aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing such shares.

                                           LINC CAPITAL MANAGEMENT,
                                           a division of LINC CAPITAL, INC.

                                           By: /s/ Steven E. Byrnes
                                              -----------------------
                                                    (Signature)

                                           Its: Vice President
                                              -----------------------


-----------------------
(Date)


-----------------------


         * Alternative for non-cash exercise pursuant to Section 2.2.